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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                AMENDMENT NO. 1

                                       TO

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-5674

        Date of Report (date of earliest event reported): APRIL 15, 2002


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


              MISSOURI                                  43-0905260
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                           63017-3406
(Address of principal executive offices)                (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1     Letter, dated April 19, 2002, from
                           Arthur Andersen LLP to Securities and
                           Exchange Commission is filed herewith.


                                    * * *



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2002

                                 ANGELICA CORPORATION



                                 By:  /s/  T. M. Armstrong
                                    -------------------------------------------
                                     T. M. Armstrong
                                     Senior Vice President-Finance and
                                     Administration and Chief Financial Officer


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                                      EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------

16.1 Letter, dated April 19, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission is filed herewith.